UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 20, 2020

Central Index Key Number of the issuing entity: 0001791295

Morgan Stanley Capital I Trust 2019-L3

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001548405

Starwood Mortgage Capital LLC

Central Index Key Number of the sponsor: 0001624053

Argentic Real Estate Finance LLC

Central Index Key Number of the sponsor: 0001089877

KeyBank National Association

Central Index Key Number of the sponsor: 0001558761

Cantor Commercial Real Estate Lending, L.P.

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-227446-07	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement

On November 21, 2019 (the “Closing Date”), Morgan Stanley Capital I Inc. (the “Registrant”) caused the issuance of the Morgan Stanley Capital I Trust 2019-L3, Commercial Mortgage Pass-Through Certificates, Series 2019-L3 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2019 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as general special servicer, Situs Holdings, LLC, as ILPT Industrial Portfolio special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

One mortgage loan, secured by the mortgaged property identified as “Royal Palm Place” on Exhibit B to the Pooling and Servicing Agreement (the “Royal Palm Place Mortgage Loan”), is an asset of the Issuing Entity and part of a whole loan (the “Royal Palm Place Whole Loan”) that includes the Royal Palm Place Mortgage Loan and multiple pari passu promissory notes (the “Pari Passu Companion Loans”) that are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that the Royal Palm Place Whole Loan will be serviced and administered (i) prior to the securitization of the related controlling Pari Passu Companion Loan, under the Pooling and Servicing Agreement, and (ii) from and after the securitization of the related controlling Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The controlling Pari Passu Companion Loan related to the Royal Palm Place Whole Loan was securitized on February 20, 2020 in connection with the issuance of a series of mortgage pass-through certificates entitled Morgan Stanley Capital I Trust 2020-L4, Commercial Mortgage Pass-Through Certificates, Series 2020-L4. Consequently, the Royal Palm Place Mortgage Loan is being serviced and administered under the pooling and servicing agreement entered into in connection with such securitization, dated as of February 1, 2020 (the “MSC 2020-L4 PSA”), between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer (the “Non-Serviced Master Servicer”), LNR Partners, LLC, as special servicer (the “Non-Serviced Special Servicer”), Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Wells Fargo Bank, National Association, as certificate administrator and trustee. The MSC 2020-L4 PSA is attached hereto as Exhibit 4.6.

The servicing terms of the MSC 2020-L4 PSA will be substantially similar to the servicing terms of the Pooling and Servicing Agreement applicable to the Serviced Mortgage Loans; however, the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Description of the Mortgage Pool—The Whole Loans” and “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the prospectus relating to the Certificates, dated November 13, 2019 (the “Prospectus”), and the following:

•	The Non-Serviced Master Servicer will earn a primary servicing fee with respect to the Royal Palm Place Mortgage Loan that is to be calculated at 0.0025% per annum (which will be paid in connection with such Non-Serviced Master Servicer’s primary servicing obligations for such mortgage loan).
•	Upon the Royal Palm Place Mortgage Loan becoming a specially serviced loan under the MSC 2020-L4 PSA, the Non-Serviced Special Servicer will earn a special servicing fee payable monthly with respect to such mortgage loan accruing at a rate equal to 0.25% per annum, until such time as such mortgage loan is no longer specially serviced. The special servicing fee is subject to a minimum fee of $3,500 (or $5,000 if the risk retention consultation party under the MSC 2020-L4 PSA is entitled to consult with the Non-Serviced Special Servicer with respect to such mortgage loan).
•	The Non-Serviced Special Servicer will be entitled to a workout fee equal to 1.0% of each payment of principal (other than any amount for which a liquidation fee is paid) and interest in respect of the Royal Palm Place Whole Loan (other than default interest and excess interest) made by the related borrower after any workout of the Royal Palm Place Whole Loan. The workout fee is subject to a minimum fee of $25,000 and is subject to a cap of $1,000,000.

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•	The Non-Serviced Special Servicer will be entitled to a liquidation fee equal to 1.0% of net liquidation proceeds received in connection with a liquidation of the Royal Palm Place Whole Loan. The liquidation fee is subject to a minimum fee of $25,000, and the liquidation fee is subject to a cap of $1,000,000.
•	The operating advisor under the MSC 2020-L4 PSA will be entitled to consult with the related Non-Serviced Special Servicer under different circumstances than those under which the operating advisor is entitled to consult with the special servicer under the PSA. In particular, such operating advisor will be entitled to consult on major decisions when the principal balance of the “eligible horizontal residual interest” (as defined under Regulation RR) issued by the MSC 2020-L4 securitization trust is 25% or less than the initial balance thereof (taking into account appraisal reduction amounts and collateral deficiency amounts) or the principal balance of the senior-most class of the control eligible certificates issued by the MSC 2020-L4 securitization trust is less than 25% of the initial balance thereof (taking into account appraisal reduction amounts and collateral deficiency amounts). In addition, the operating advisor under the MSC 2020-L4 PSA will at any time be entitled to recommend the termination of the related Non-Serviced Special Servicer if it determines, in its sole discretion exercised in good faith, that (i) such special servicer is not performing its duties as required under the MSC 2020-L4 PSA or is otherwise not acting in accordance with the related servicing standard and (ii) the replacement of such special servicer would be in the best interest of the MSC 2020-L4 certificateholders as a collective whole. Such recommendation would then be subject to confirmation by the MSC 2020-L4 certificateholders pursuant to a certificateholder vote.
•	Unlike the Pooling and Servicing Agreement, the MSC 2020-L4 PSA permits the related risk retention consultation party to consult on major servicing decisions regardless of the identity of the related special servicer thereunder.
•	Under the MSC 2020-L4 PSA, so long as no control termination event has occurred and is continuing and other than in respect of any excluded loan thereunder, the special servicer of the related Whole Loan thereunder may be removed without cause by the related directing certificateholder thereunder at any time.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

4.6	Pooling and Servicing Agreement, dated as of February 1, 2020, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Wells Fargo Bank, National Association, as certificate administrator and trustee, relating to the Royal Palm Place Whole Loan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Jane Lam
Name: Jane Lam Title: Vice President

Dated: February 26, 2020

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